Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Summary of basic and diluted weighted-average common shares outstanding and earnings (loss) per share
Basic and diluted weighted-average common shares outstanding and earnings per share from continuing operations include the following for the years ended December 31, (in thousands, except per share data):

	2014	2013	2012

Income from continuing operations	$11,894	$15,422	$805

Basic weighted average common shares outstanding	37,631	37,422	37,266
Dilutive effect of common stock equivalents	236	208	228
Diluted weighted average common shares outstanding	37,867	37,630	37,494

Earnings per common share from continuing operations:
Basic	$0.31	$0.41	$0.02
Diluted	$0.31	$0.41	$0.02
Stock options and restricted stock units excluded from diluted weighted-average common shares outstanding because their inclusion would have an anti-dilutive effect:	430	680	906